                                                                  EXHIBIT 99.354


               SELF-PROVISION OF ANCILLARY SERVICES WITHIN THE PX
                      DRAFT - FOR DISCUSSION PURPOSES ONLY

INTRODUCTION

Some PX participants have expressed a desire to self-provide Ancillary Services. The PX staff has investigated possible alternatives. Based on its evaluation, the PX staff is considering implementation of the method discussed below.

OVERVIEW

The PX could provide its participants with the ability to self-provide their A/S requirements. On the surface, the problem seems simple; however, there are several complications. These include the following:

i. ISO treats self-provision within the PX as providing for the whole of the PX's A/S requirements. ISO does not match self-provision by owners of specific supplies to the requirements by demands of those owners.

ii. PX participants could conceivably self-provide more A/S capacity than the ISO determines that they need. In such a case, ISO may pay the PX for the over self-provision provided that ISO can use the excess capacity to meet the A/S needs that arise from other SCs. The PX should allocate these revenues to the PX participants who over self-supplied the A/S capacity.

iii. Similarly, if one PX participant over self-provides, the ISO may use its excess to reduce the A/S capacity that ISO procures to meet the requirements of other PX participants who do not self-provide. To treat over self-provision that ISO uses to meet PX requirements equivalently to over self-provision that ISO uses to meet the A/S requirements of other SCs, the PX participants who over self-provide to the benefit of other PX participants should be compensated.

iv. ISO's forecast of loads may exceed metered loads. As a result, ISO may procure too much A/S capacity. ISO will allocate the cost of its over-procurement based on metered loads. Self-provision does not shield an SC from paying for its share of the over-procurement. Consequently, self-provision within the PX should not shield a PX participant from paying for its share of the cost of ISO's over-procurement of A/S capacity.

v. A PX participant may try to schedule self-provision A/S capacity in the hour-ahead time frame. ISO may reduce the amount of the self-provision capacity that it credits to the PX requirement if ISO has already purchased A/S capacity in its day-ahead market that makes part of the self-provided A/S capacity in the hour-ahead time frame superfluous.

vi. One PX participant may wish to may provide A/S to meet the requirements of another PX participant as "self-provision." Tracking and validating such trades within the PX would be difficult and increase the software cost and development time.

Because of these issues, we will use a financial mechanism to enable self-provision of A/S within the PX. We will only require that a provider of A/S specify that the A/S schedule it is submitting is part of a self-provision deal. The PX participant that is being



                                                                               1

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served will not be identified. The party self-providing the A/S will be paid at the weighted average of ISO's day-ahead and hour-ahead prices for the A/S capacity that it self-provides and which the ISO can use to reduce its procurement of A/S capacity (that is, excluding any reduction as per bullet v above). The party who is being served by the A/S self-provision will be charged at that same weighted average price. The two parties to the self-provision agreement can then settle their contract as a CFD.

Initially, the PX will only allow self-provision for four A/S: Regulation Up, Regulation Down, Spinning Reserves, and Nonspinning Reserves. The PX will not treat self-provision of Replacement Reserves for now since they are settled differently by ISO and treating them would delay the self-provision process. Also, the PX will not consider inter-SC trades for now.

In this document, we will not consider the crediting of firm imports by a PX participant against metered load of that same participant.

EXAMPLE 1: FINANCIAL SELF-PROVISION IN DAY-AHEAD TIME FRAME ONLY

To start, we will consider a simple example in which only one self-provision deal is made. It is for Spinning Reserves and made in the day-ahead time frame.

PX Participant A agrees to provide 600 MW of Spinning Reserves in hour 1 for Participant B for which B agrees to pay A $5/MW. This information is not provided to the PX. Rather, A informs the PX that it is scheduling several of its resources to provide the 600 MW of Spinning Reserves, say each of generators G(1)(A), G(2)(A) and G(3)(A) to provide 200 MW of self-provided Spinning Reserves capacity in hour 1. The PX flags the spinning-reserve "bids" from these generators as self-provision when it sends the A/S schedules and bids to ISO in the day-ahead time frame. We will assume that these are the only PX schedules for self-provided Spinning Reserves in hour 1.

ISO will inform the PX of its effective level of self-provision of A/S in hour
1. In this case, we will assume that ISO determines that it can use the entire 600 MW of self-provision.

In settlements, ISO will inform the PX of the quantity of Spinning Reserve capacity that it procured to serve the PX and the cost. Let's assume that in hour 1, ISO allocates 800 MW of the Spinning Reserve capacity that it bought in its day-ahead and hour-ahead markets to the PX at a total cost of $4,800. The ISO's weighted average price for Spinning Reserve capacity in hour 1 is $6/MW.

Assume that there are two PX participants scheduling loads:

- Participant B has a metered load of 10,000 MWh in hour 1

- Participant C also has a metered load of 10,000 MWh in hour 1.

The PX will pay A $6/MW for its 600 MW of self-provided Spinning Reserve capacity or $3,600. The PX will allocate the total cost of Spinning Reserve capacity to the loads based on their metered values:



                                                                               2

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- B is charged ($4,800 + $3,600) x (10,000MWh/(10,000MWh + 10,000MWh)) = $4,200.

- C is charged ($4,800 + $3,600) x (10,000MWh/(10,000MWh + 10,000MWh)) = $4,200.

A and B settle their CFD. A pays B 600 MW x ($6/MW - $5/MW) = $600.

The net result is:

- B pays $3,600 for Spinning Reserves in hour 1

- C pays $4,200 for Spinning Reserves in hour 1

- A receives $3,000 for Spinning Reserves in hour 1

Note that the PX did not have to track the self-provision trades between PX participants. It settles them financially and the participants have sufficient information to settle their self-provision arrangements as CFDs.

The net result is the same as if the PX had tracked the trades and accounted for them physically. In the example, the ISO procured 800 MW of Spinning Reserves for the PX and the PX self-provided an effective 600 MW. This means that ISO had determined the PX was responsible for 1,400 MW of Spinning Reserve capacity in hour 1. The PX could allocate the MW to the loads:

- B responsible for 1,400 MW x (10,000MWh/(10,000MWh + 10,000MWh)) = 700 MW.

- C responsible for 1,400 MW x (10,000MWh/(10,000MWh + 10,000MWh)) = 700 MW.

If the PX had systems and information to track trades among PX participants, it could allocate MW of self-provision. B had A self-provide 500 MW of Spinning Reserves for its benefit. This means that the ISO procured capacity is allocated as follows:

- B responsible for 700 MW - 600 MW = 100 MW.

- C responsible for 700 MW.

The PX participants pay the weighted average price for this capacity:

- B pays 100 MW x $6/MW = $600.

- B pays 700 MW x $6/MW = $4,200.

B pays A their agreed price of $5/MW for the 600 MW of self-provision or $3,000.

The net result is

- B pays $3,600 for Spinning Reserves in hour 1

- C pays $4,200 for Spinning Reserves in hour 1

- A receives $3,000 for Spinning Reserves in hour 1

This is exactly the same as the financial settlement. However, the PX would need systems to track and validate self-provision trade information among PX participants if it



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were to use the physical approach. Using the financial approach, the PX does not need to know that the Spinning Reserves self-provided by A should be credited to B.

EXAMPLE 2: FINANCIAL SELF-PROVISION IN DAY-AHEAD AND HOUR-AHEAD

We will modify the previous example to consider a simple case in which Spinning Reserves are self-provided in the hour-ahead time frame as well as the day-ahead time frame.

PX Participant A agrees to provide 600 MW of Spinning Reserves in hour 1 for Participant B for which B agrees to pay A $5/MW. In the day-ahead time frame, A informs the PX that it is scheduling several of its resources to provide the 600 MW of Spinning Reserve capacity, say each of generators G(1)(A), G(2)(A) and G(3)(A) to provide 200 MW of self-provided Spinning Reserve capacity in hour 1. The PX flags the spinning-reserve "bids" from these generators as self-provision when it sends the A/S schedules and bids to ISO in the day-ahead time frame.

In its day-ahead market, ISO will buy Spinning Reserve capacity based on its total forecast and the self-provision schedules it receives.

In the hour-ahead time frame, A agrees to provide B with another 100 MW of Spinning Reserve capacity at $5.50/MW. A sends the PX a schedule that it will self provide an additional 100 MW of Spinning Reserves from generator G(4)(A).

In the hour-ahead time frame, D makes a deal with C to provide 100 MW of C's Spinning Reserve requirement at $4/MW. D sends the PX a schedule that it will self provide 100 MW of Spinning Reserves from generator G(1)(D).

In the hour-ahead time frame, E also makes a deal with C to provide 200 MW of C's Spinning Reserve requirement at $5/MW. E sends the PX a schedule that it will self provide 200 MW of Spinning Reserves from generator G(1)(E).

The ISO determines that it cannot use all 400 MW of Spinning Reserves self-provision that the PX wishes to schedule hour-ahead since it already bought Spinning Reserve capacity in its day-ahead market to cover some of this. The ISO decides that it can only make use of 100 MW of the additional Spinning Reserve capacity that the PX wishes to schedule in the hour-ahead market. ISO will inform the PX of its effective level of self-provision of A/S in hour 1. In this case, ISO determines that it can use 700 MW of self-provision.

The PX will allocate this effective self-provision among the self-provision schedules that it received. First, it allocates it among the day-ahead self-provision schedules. Then it allocates any remainder pro-rata among the hour-ahead self-provision schedules.

Effective Self-provision:

- Day-ahead A self-provides 600 MW of Spinning Reserve capacity

- Hour-ahead A self-provides another 25 MW of effective Spinning Reserve capacity



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- Hour-ahead D self-provides 25 MW of effective Spinning Reserve capacity

- Hour-ahead E self-provides 50 MW of effective Spinning Reserve capacity

In settlements, ISO will inform the PX of the quantity of Spinning Reserve capacity that it procured to serve the PX and the cost. Let's assume that in hour 1, ISO bought 700 MW of Spinning Reserves for the PX at a total cost of $4,200. The ISO's weighted average price for Spinning Reserve capacity in hour 1 is $6/MW.

The PX will pay its participants the ISO weighted average price for their effective self-provided Spinning Reserve capacity in day-ahead and hour-ahead time frames:

- A is paid $6/MWh x (600 MW + 25 MW) = $3,750

- D is paid $6/MWh x (0 MW + 25 MW) = $150

- E is paid $6/MWh x (0 MW + 50 MW) = $300

Assume that there are two PX participants scheduling loads:

- Participant B has a metered load of 10,000 MWh in hour 1

- Participant C also has a metered load of 10,000 MWh in hour 1.

The PX will allocate the total cost of Spinning Reserve capacity to the loads based on their metered values:

- B is charged ($4,200 + $4,200) x (10,000MWh/(10,000MWh + 10,000MWh)) = $4,200.

- C is charged ($4,200 + $4,200) x (10,000MWh/(10,000MWh + 10,000MWh)) = $4,200.

The participants settle their CFDs for the effective self-provision capacity.

- A pays B 600 MW x ($6/MW - $5/MW) = $600 for their day-ahead CFD.

- A also pays B 25 MW x ($6/MW - $5.50/MW) = $12.50 for their hour-ahead CFD.

- D pays C 25 MW x ($6/MW - $4/MW) = $50 for their hour-ahead CFD.

- E pays C 50 MW x ($6/MW - $5/MW) = $50 for their hour-ahead CFD.

The net result is:

-   B pays $3,587.50 for Spinning Reserves in hour 1

    -   $3,000 for 600 MW provided by A at $5/MW in day-ahead deal

    -   $137.50 for 25 MW effective provided by A at $5.50/MW in hour-ahead deal

    -   $450 for 75 MW provided by ISO at $6/MW

-   C pays $4,100 for Spinning Reserves in hour 1

    -   $100 for 25 MW effective provided by D at $4/MW in hour-ahead deal

    -   $250 for 50 MW effective provided by D at $5/MW in hour-ahead deal

    -   3,750 for 625 MW provided by ISO at $6/MW

-   A receives a net of $3,137.50 for Spinning Reserves in hour 1

    -   $3,000 for 600 MW sold to B at $5/MW in day-ahead deal

    -   $137.50 for 25 MW effective sold to B at $5.50/MW in hour-ahead deal

-   D receives a net of $100 for Spinning Reserves in hour 1

    -   $100 for 25 MW effective sold to C at $4/MW in hour-ahead deal



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


-   E receives a net of $250 for Spinning Reserves in hour 1

    -   $250 for 50 MW effective sold to C at $5/MW in hour-ahead deal

Note that the PX did not have to track the self-provision trades between PX participants. It settles them financially and the participants have sufficient information to settle their self-provision arrangements as CFDs. Again, the net result is the same as if the PX had tracked the trades and accounted for them physically.

EXAMPLE 3: REPLACEMENT OF DECREMENTED DAY-AHEAD SELF-PROVISION IN HOUR-AHEAD

We will modify the previous example to consider a simple case in which Spinning Reserves that were self-provided in the day-ahead time frame are replaced by other capacity in the hour-ahead time frame.

PX Participant A agrees to provide 600 MW of Spinning Reserves in hour 1 for Participant B for which B agrees to pay A $5/MW. In the day-ahead time frame, A informs the PX that it is scheduling several of its resources to provide the 600 MW of Spinning Reserve capacity, say each of generators G(1)(A), G(2)(A) and G(3)(A) to provide 200 MW of self-provided Spinning Reserve capacity in hour 1. The PX flags the spinning-reserve "bids" from these generators as self-provision when it sends the A/S schedules and bids to ISO in the day-ahead time frame.

In its day-ahead market, ISO will buy Spinning Reserve capacity based on its total forecast and the self-provision schedules it receives.

In the hour-ahead time frame, A loses generator G(3)(A). A does not wish to be charged the ISO's hour-ahead price for Spinning Reserves to replace the 200 MW provided by G(3)(A). A decides to replace this 200 MW by using generator G(4)(A). In addition, A agrees to provide B with another 100 MW of Spinning Reserve capacity at $5.50/MW. A sends the PX a schedule that it will self provide 300 MW of Spinning Reserves from generator G(4)(A). This covers the replacement of the lost 200 MW that was scheduled day-ahead as well as the additional 100 MW to be self-provided for the benefit of B.

In the hour-ahead time frame, D makes a deal with C to provide 100 MW of C's Spinning Reserve requirement at $4/MW. D sends the PX a schedule that it will self provide 100 MW of Spinning Reserves from generator G(1)(D).

In the hour-ahead time frame, E also makes a deal with C to provide 200 MW of C's Spinning Reserve requirement at $5/MW. E sends the PX a schedule that it will self provide 200 MW of Spinning Reserves from generator G(1)(E).

The ISO determines that it cannot use all of the additional 600 MW of Spinning Reserves self-provision that the PX wishes to schedule hour-ahead since it already bought Spinning Reserve capacity in its day-ahead market to cove some of this. ISO decides that it can only make use of 300 MW of the additional Spinning Reserve capacity that the PX wishes to schedule in the hour-ahead market. (ISO should be able to use at least the 200

MW that replaces the Spinning Reserves withdrawn by G(3)(A) since it had already counted on this capacity being there when it made its purchase decisions in the day-ahead market.) ISO will inform the PX of its effective level of self-provision of A/S in hour 1. In this case, ISO determines that it can use 900 MW of self-provision.

The PX will allocate this effective self-provision among the self-provision schedules that it received. First, it allocates the effective self-provision amount among participants who are replacing Spinning Reserve capacity scheduled day-ahead but no longer available hour-ahead. Next, it allocates any remainder pro-rata among the day-ahead self-provision schedules. Finally, it allocates any remainder pro-rata among the hour-ahead self-provision schedules.

Effective Self-provision:

-   Day-ahead A self-provides 600 MW of Spinning Reserve capacity

- Hour-ahead A withdraws 200 MW of day-ahead self-provision by G(3)(A) and replaces it by 200 MW from another unit.

- Hour-ahead A self-provides another 25 MW of effective Spinning Reserve capacity

-   Hour-ahead D self-provides 25 MW of effective Spinning Reserve capacity

-   Hour-ahead E self-provides 50 MW of effective Spinning Reserve capacity

In hour 1, ISO bought 700 MW of Spinning Reserves for the PX at a total cost of $4,200. ISO's weighted average price for Spinning Reserve capacity in hour 1 is $6/MW.

The PX will pay its participants the ISO weighted average price for their effective self-provided Spinning Reserve capacity less any day-ahead capacity withdrawn in the hour-ahead time frame:

-   A is paid $6/MWh x (600 MW - 200 MW + 200 MW + 25 MW) = $3,750

-   D is paid $6/MWh x 25 MW = $150

-   E is paid $6/MWh x 50 MW = $300

Assume that there are two PX participants scheduling loads:

-   Participant B has a metered load of 10,000 MWh in hour 1

-   Participant C also has a metered load of 10,000 MWh in hour 1.

The PX allocates the total cost of Spinning Reserve to the metered loads:

-   B is charged ($4,200 + $4,200) x (10,000MWh/(10,000MWh + 10,000MWh)) =
    $4,200.

-   C is charged ($4,200 + $4,200) x (10,000MWh/(10,000MWh + 10,000MWh)) =
    $4,200.

The participants settle their CFDs for the effective self-provision capacity.

-   A pays B 600 MW x ($6/MW - $5/MW) = $600 for their day-ahead CFD.

-   A also pays B 25 MW x ($6/MW - $5.50/MW) = $12.50 for their hour-ahead CFD.

-   D pays C 25 MW x ($6/MW - $4/MW) = $50 for their hour -ahead CFD.

-   E pays C 50 MW x ($6/MW - $5/MW) = $50 for their hour -ahead CFD.



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

The net results are exactly as in Example 2:

-   B pays $3,587.50 for Spinning Reserves in hour 1

    -   $3,000 for 600 MW provided by A at $5/MW in day-ahead deal

    -   $137.50 for 25 MW effective provided by A at $5.50/MW in hour-ahead deal

    -   $450 for 75 MW provided by ISO at $6/MW

-   C pays $4,100 for Spinning Reserves in hour 1

    -   $100 for 25 MW effective provided by D at $4/MW in hour-ahead deal

    -   $250 for 50 MW effective provided by D at $5/MW in hour-ahead deal

    -   3,750 for 625 MW provided by ISO at $6/MW

-   A receives a net of $3,137.50 for Spinning Reserves in hour 1

    -   $3,000 for 600 MW sold to B at $5/MW in day-ahead deal

    -   $137.50 for 25 MW effective sold to B at $5.50/MW in hour-ahead deal

    - A was able to replace 200 MW scheduled day-ahead but withdrawn in hour-ahead with 200 MW scheduled hour-ahead without incurring ISO charges

-   D receives a net of $100 for Spinning Reserves in hour 1

    -   $100 for 25 MW effective sold to C at $4/MW in hour-ahead deal

-   E receives a net of $250 for Spinning Reserves in hour 1

    -   $250 for 50 MW effective sold to C at $5/MW in hour-ahead deal

TECHNICAL APPENDIX

For each resource i in the PX and each A/S j where j is in {Regulation Up, Regulation Down, Spinning Reserves, Nonspinning Reserves}, ISO will inform the PX of the following schedules:

------------------------------------------------------------------------------------------------------------------------------
   A/S        Res.         Scheduled        Scheduled Sale to    Reduction from DA       Additional       Additional Sale to
                       Self-Prov. in Day      ISO Day Ahead          Schedule        Self-Prov. in Hour     ISO Hour Ahead
                             Ahead                                                          Ahead
==============================================================================================================================
    j          i            SP(i,j)(DA)       Sale(i,j)(DA)         Dec(i,j)(HA)       ISP(i,j)(HA)         ISale(i,j)(HA)
------------------------------------------------------------------------------------------------------------------------------

ISO will inform the PX of the amount of effective self-provision of ancillary service j (ESP(j)(PX)) that it credits to the PX. It is not clear whether the ISO will reduce the scheduled self-provision by PX units so that [FORMULA]. We will not assume that this is the case. We will only assume that [FORMULA] and allocate the effective self-provision over the resources that provide self-provision to be sure that we do not over-credit participants for self-provision in the PX as a whole.

CALCULATING EFFECTIVE SELF-PROVISION BY RESOURCE

Let P be a PX participant. We will denote the resources owned by P that are providing A/S by S(P).

First, we will use the participant's additional self-provision of an A/S in the hour-ahead to offset any reduction of that participant's A/S schedules after the day-ahead.

[FORMULA]

For participant P, calculate the amount of additional self-provision in HA and the amount of its additional self-provision in the Hour-Ahead that is used to offset its decrements in self-provision from DA.

[FORMULA]

Let

[FORMULA]

For participant P, calculate the amount of its decrements in self-provision from DA that is offset by its additional self-provision in HA.

[FORMULA]

For participant P, calculate the amount of its decrements in self-provision from DA that remains after the offset and the amount of its additional self-provision in HA that remains after the offsets.

[FORMULA]

[FORMULA]

Let the PX's total effective self-provision of ancillary service j be TESP(j)(PX). First, we will allocate this effective self-provision to resources that self-provide in the day-ahead.

[FORMULA]

The effective self-provision of A/S j in DA by resource i is given by:

[FORMULA] for all resources i.


The remaining effective self-provision by the PX in the hour-ahead is:

[FORMULA]

Next, we will allocate this remaining effective self-provision to resource that self-provide in the hour-ahead.



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

[FORMULA]

The effective self-provision of A/S j in HA by resource i is given by:

[FORMULA] for all resources i.


SETTLEMENTS

ISO will provide the PX with its charges and payments to the PX in aggregate as well as allocated to individual resources.

--------------------------------------------------------------------------------------------------------------------------------
   A/S        Res.    Pay for Self-Prov.     Pay for Sale to        Charge for       Pay for Additional    Pay for Additional
                         in Day Ahead         ISO Day Ahead      Reduction from DA   Self-Prov. in Hour     Sale to ISO Hour
                                                                     Schedule               Ahead                 Ahead
================================================================================================================================
    j          i               0             Pay_Sale(i,j)(DA)    Ch_Dec(i,j)(HA)             0             Pay_ISale(i,j)(HA)
--------------------------------------------------------------------------------------------------------------------------------

Let Price(j)(DA) be ISO's day-ahead price for A/S j, and let Price(j)(HA) be ISO's hour-ahead price for A/S j. We have that Pay_Sale(i,j)(DA) = Sale(i,j)(DA) x Price(j)(DA) and Pay_ISale(i,j)(HA) = ISale(i,j)(HA) x Price(j)(HA).

ISO will tell the PX that it provides the PX with Q(j) MW of A/S j for which it charges the PX the weighted average of its DA and HA prices (WAPrice(j)).

The PX will pay each resource the weighted average price for its effective self-provision of A/S (net of that used to offset any reduction in schedules from DA by the participant that owns the resource). For A/S j, resource i will be paid (ESP(i,j)(DA) + RESP(i,j)(HA)) x WAPrice(j).

When ISO calculates its charges to the PX for reductions in the PX's resources DA schedules of A/S provision, ISO should first net out any additional self-provision by the PX in the hour-ahead. ISO should allocate this charge across the resources whose DA schedules were reduced. There is a problem with this. The ISO does not take into account which PX participant owns which resource.

Two PX participants (A and B) may cut their DA Spinning Reserves provision by 100 MW each. Participant A may increment its HA self-provision from another of its resources by 100 MW to offset its cut. B may not do so. The ISO sees a net cut in PX self-provision of 100 MW and it will charge the PX its HA price to replace the 100 MW. Suppose that ISO's HA price is $100/MW. The PX will see a charge of $10,000 for the net reduction. ISO does not group PX resources by PX participant. It may charge $5,000 to participant A's resource for its cut and $5,000 to participant B's resource for its cut. This is unfair to A. Other similar problems may arise.

The PX will rectify this in its settlements.

The PX will calculate the total amount of decrement in the scheduled supply of A/S j from DA for which the ISO is charging the PX at the hour-ahead price:

[FORMULA]

The PX will allocate this quantity pro rata to PX participants who have decremental supply in Hour-Ahead remaining after the offsets described above. In this way, the PX will determine the amount of the remaining decrement for which it will charge the participant the ISO's hour-ahead price and the amount for which it will charge the participant the ISO's weighted average price.

[FORMULA]

[FORMULA]

[FORMULA]

The PX will calculate the amount that it will charge resource i for the reduction from its day-ahead schedule:

[FORMULA]

For reductions in scheduled supplies of A/S j from DA, PX must pay ISO [FORMULA] while it is charging its resources [FORMULA]. These two may differ if ISO does not operate exactly as expected. PX will calculate an uplift/downlift to cover any deviations caused by ISO practice.

[FORMULA]

The PX will pay resource i for A/S j for its sales to ISO at the appropriate DA or HA price while it will pay the resource for its effective self-provision at the WA price less any charge to buy back its DA schedule:

[FORMULA]

The PX must collect its costs for A/S j from its metered demands. These costs are made up of three components:

-   ISO charge to the PX for Q(j) of A/S j at WAPrice(j) or Q(j) x WAPrice(j)

-   PX's payment to its resources that self-provide of [FORMULA]


-   PX's uplift/downlift of Uplift(j)(HA).

PX will allocate the total cost for A/S j

[FORMULA] over its metered load.